Joint Filer Information

Title of Security:                              Common Stock

Issuer & Ticker Symbol:   National Holdings Corporation (NHLD)

Designated Filer:         DellaCamera Capital Management, LLC

Other Joint Filers:       DellaCamera Capital Master Fund, Ltd. ("Master Fund");
                          DellaCamera Capital Fund, Ltd. (the "Offshore Fund");
                          Ralph DellaCamera, Jr.;
                          Andrew Kurtz; and
                          Vincent Spinnato

Addresses:                The address of each of Messrs. DellaCamera, Kurtz and
                          Spinnato is
                          200 Park Avenue, Suite 3300, New York, New York 10166.

                          The address of each of the
                          Master Fund and Offshore Fund is
                          c/o Ogier Fiduciary Services Ltd, Queensgate House, P.O. Box 1234GT, Grand Cayman, Cayman Islands

Signatures:


Dated:  January 22, 2008

                                    DELLACAMERA CAPITAL MASTER FUND, LTD.



                                     By: /s/ Andrew Kurtz
                                         ----------------------------
                                         Andrew Kurtz, Director



                                    DELLACAMERA CAPITAL FUND, LTD.



                                      By: /s/ Andrew Kurtz
                                          ----------------------------
                                          Andrew Kurtz, Director


                                          /s/ Ralph DellaCamera, Jr.
                                          ----------------------------
                                          Ralph DellaCamera, Jr.


                                          /s/ Andrew Kurtz
                                          -----------------------------
                                          Andrew Kurtz


                                          /s/ Vincent Spinnato
                                          -----------------------------
                                          Vincent Spinnato